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                                                                    EXHIBIT 10.2

                           EINSTEIN/NOAH BAGEL CORP.

                              AMENDED AND RESTATED
                             1995 STOCK OPTION PLAN
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                              (as of May 5, 1998)


     1.  Statement of Purpose.  The purpose of this Amended and Restated 1995
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Stock Option Plan (the "Plan") is to benefit Einstein/Noah Bagel Corp., Inc.
(the "Company") by offering certain present and future employees, officers, and consultants of the Company and its subsidiaries, if any, a favorable opportunity to become holders of the common stock of the Company ("Common Stock") over a period of years, thereby giving them a long-term stake in the growth and prosperity of the Company and encouraging the continuance of their involvement with the Company.

     2.  Administration.  The Plan shall be administered (i) with respect to
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individuals who receive options under the Plan and who are or become subject to the reporting requirements and short-swing liability provisions of Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act") (hereinafter referred to as "Reporting Persons"), by the entire Board of Directors of the Company (the "Board"), and (ii) with respect to all individuals who receive options under the Plan and who are not Reporting Persons, by a committee which shall consist of at least two members of the Board (the "Stock Option Committee"). For purposes of this Plan, references to the "Committee" shall mean, in the case of grants under the Plan to Reporting Persons, the entire Board of Directors and, in the case of grants under the Plan to individuals other than Reporting Persons, the Stock Option Committee.

     3.  Eligibility.  Options may be granted to employees of the Company and
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its subsidiaries, if any, who are employed on a full time basis, and to officers and consultants of the Company and its subsidiaries, if any. The Committee may grant options to eligible employees, officers and consultants of the Company and its subsidiaries selected initially and from time to time thereafter by the Committee based on the importance of their services; provided, however, that notwithstanding any other provision of the Plan, the maximum number of shares subject to all options granted to an individual in any calendar year shall in no event exceed 300,000 (the "Individual Cap"), subject to adjustment as provided in Section 11. Eligible individuals may be selected individually or by groups or categories, as determined by the Committee in its discretion. No non-employee director of the Company shall receive an award under the Plan.

     4.  Granting of Options.   Options may be granted under which up to a total
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of not in excess of 3,650,000 shares of the Common Stock may be purchased from the Company, subject to adjustment as provided in Section 11. No option shall be granted under the Plan subsequent to February 1, 2005. Options granted under the Plan are intended not to be treated as incentive stock options as defined in
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").
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     In the event that an option expires or is terminated or canceled unexercised as to any shares, such released shares may again be optioned (including a grant in substitution for a canceled option). Shares subject to options may be made available from unissued or reacquired shares of Common Stock.

     Nothing contained in the Plan or in any option granted pursuant thereto shall confer upon any optionee any right to be continued in the employment of the Company, or interfere in any way with the right of the Company to terminate his or her employment at any time.

     5.  Option Price.  The options shall be granted at an exercise price,
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subject to the provisions of Section 11 hereof, equal to the fair market value at the time the option is granted, of the shares of Common Stock subject to the option.

     6.  Duration of Options, Increments, and Extensions.  Subject to the
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provisions of Section 9 hereof, each option shall be for a term of ten years.
Each option shall become exercisable with respect to 10% of the total number of shares subject to the option on the first anniversary of the date of grant, an additional 20% on the second anniversary of the date of grant, an additional 30% on the third anniversary of the date of grant, and the balance on the fourth anniversary of the date of grant (the "Vesting Schedule"). Notwithstanding the foregoing, the Committee may in its discretion accelerate the exercisability of any option subject to such terms and conditions as the Committee deems necessary and appropriate to effectuate the purpose of the Plan including, without limitation, a requirement that the optionee grant to the Company an option to repurchase all or a portion of the number of shares acquired upon exercise of the accelerated option for their fair market value on the date of grant.
Subject to the foregoing, all or any part of the shares to which the right to purchase has accrued may be purchased at the time of such accrual or at any time or times thereafter during the option period.

     7.  Right of Company to Repurchase Shares Issued as a Result of
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Accelerated, Exercised Options.  Notwithstanding any other provision in the Plan
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to the contrary:

          (a) in the event that (i) the Committee, in its sole discretion, determines that all or some portion of the vesting of an option granted pursuant to the Plan shall be accelerated so that all or some portion of such option may be exercised prior to the date on which it would have been exercised pursuant to the Vesting Schedule described in Section 6 hereof, and (ii) such option is exercised for some or all of the shares of Common Stock subject to such option, then that portion of shares under such option (the "Excess Shares") equal to the total number of shares under such option less the number of shares which would have been issued if the option had been exercised pursuant to the Vesting Schedule may not, except as provided in paragraph (b) of this Section 7, be sold or otherwise transferred to any third party until such date as the option for any portion of the Excess Shares would have been exercisable if the option had been exercised pursuant to the Vesting Schedule; and

          (b) in the event the employment of the optionee (or former optionee) with the Company is terminated for any reason other than death, permanent disability or retirement, the Company shall have the right to purchase from the optionee, at the option

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     price paid by him, the Excess Shares acquired upon the exercise of an option granted under the Plan; provided, however, that the Company shall not make any such purchase if such purchase would give rise to short-swing profit liability as described in Section 16 of the Exchange Act when matched with a bona fide market transaction. If not sooner exercised, the Company's right to repurchase shall expire with respect to any portion of the Excess Shares on the date that the option for any such portion of the Excess Shares would have become exercisable pursuant to the Vesting Schedule.

     8.  Exercise of Option.  As a condition to the exercise of any option, the
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fair market value of the Common Stock on the date of exercise must equal or exceed the option price referred to in Section 5 hereof. An option may be exercised by giving written notice to the Company, attention of the Secretary, specifying the number of shares to be purchased, accompanied by the full purchase price for the shares to be purchased either in cash, by check, by a promissory note in a form specified by the Committee and payable to the Company no later than 15 business days after the date of exercise of the option, or, if so approved by the Committee, by shares of the Common Stock of the Company, or by a combination of these methods of payment. For this purpose, the per share value of Common Stock of the Company shall be the fair market value on the date of exercise. The Committee may in its discretion permit an optionee to deliver a promissory note in a form specified by the Committee and payable to the Company no later than the fifteenth day of April in the year following the year of exercise of any option in payment of any withholding tax requirements of the Company with respect to such exercise.

     9.  Termination of Relationship -- Exercise Thereafter.
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          (a) In the event the relationship between the Company and an officer or employee who is an optionee is terminated for any reason other than death, permanent disability, or retirement, such optionee's option shall expire and all rights to purchase shares pursuant thereto shall terminate on the date of termination of employment, except that, to the extent the option is exercisable on the date of termination, such option may be exercised for a period of fifteen days after termination of employment (or until the scheduled termination of the option, if earlier); provided, however, that with respect to all or any portion of any option held by such optionee, the Committee may, in its sole discretion, accelerate exercisability, permit vesting to continue in accordance with the Vesting Schedule, or permit such option to remain exercisable for a term after the fifteen-day period specified above (but in no event beyond its specified term), subject to such terms and conditions, if any, as determined by the Committee in its sole discretion. Temporary absence from employment because of illness, vacation, and approved leaves of absence and transfer among the Company and its subsidiaries shall not be considered to terminate employment or to interrupt continuous employment.

          (b) In the event of termination of said relationship because of death or permanent disability (as that term is defined in Section 22(e)(3) of the Code, as now in effect or as subsequently amended), the option may be exercised in full (to the extent not previously exercised) without regard to the Vesting Schedule, by the optionee or, if he or

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     she is not living, by his or her heirs, legatees, or legal representative, as the case may be, during its specified term prior to two years after the date of death or permanent disability. In the event of termination of employment because of early, normal or deferred retirement under an approved retirement program of the Company (or such other plan or arrangement as may be approved by the Committee, in its discretion, for this purpose), the option may be exercised by the optionee (or, if he or she dies after such retirement, by his or her heirs, legatees, or legal representative, as the case may be), to the extent that any portion thereof would be exercisable on the date of such retirement (or with respect to such greater portion as determined by the Committee), at any time during its specified term prior to one year after the date of such retirement.

          (c) Except as otherwise determined by the Committee, upon the termination of a relationship between the Company or any subsidiary and a consultant who is an optionee, such optionee's option shall expire and all rights to purchase shares pursuant thereto shall terminate.

     10.  Non-Transferability of Options.  During the lifetime of the optionee,
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options shall be exercisable only by the optionee, and options shall not be assignable or transferable by the optionee otherwise than by will or by the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by (a) the Code or (b) Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules or regulations thereunder. The Committee, in its discretion, may permit the assignment or transfer of an option on such terms and subject to such conditions as the Committee may deem necessary or appropriate or as otherwise may be required by applicable law or regulation.

     11.  Adjustment.  The number of shares subject to the Plan and to options
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granted under the Plan (and the Individual Cap) shall be adjusted as follows:
(a) in the event that the outstanding shares of Common Stock of the Company are changed by any stock dividend, stock split or combination of shares, the number of shares subject to the Plan and to options granted thereunder and the Individual Cap shall be proportionately adjusted; (b) in the event of any merger, consolidation or reorganization of the Company with any other corporation or corporations, there shall be substituted, on an equitable basis as determined by the Committee, for each share of Common Stock then subject to the Plan, whether or not at the time subject to outstanding options, and for each share of Common Stock included in the Individual Cap the number and kind of shares of stock or other securities to which the holders of shares of Common Stock of the Company will be entitled pursuant to the transaction; and (c) in the event of any other relevant change in the capitalization of the Company, the Board shall provide for an equitable adjustment in the number of shares of Common Stock then subject to the Plan, whether or not then subject to outstanding options, and in the Individual Cap. In the event of any such adjustment the purchase price per share shall be proportionately adjusted.

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     12.  Amendment of Plan.  The Board may amend or discontinue the Plan at any
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time; provided, however, that:

          (a) no amendment or discontinuance shall change or impair any options previously granted without the consent of the optionee; and

          (b) no amendment shall, without the affirmative vote of the holders of a majority of the outstanding shares of all of the classes of stock of the Company voting in person or by proxy, and entitled to vote at a duly held stockholders meeting, or without the written consent of the holders of a majority of the outstanding shares of all of the classes of stock entitled to vote, (i) materially increase the benefits accruing to participants under the Plan, (ii) materially increase the number of securities which may be issued under the Plan, or (iii) materially modify the requirements as to eligibility for participation in the Plan.

     13.  Exchange Act Compliance.  With respect to Reporting Persons,
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transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Reporting Persons Committee fails to so comply, it may be deemed null and void to the extent permitted by law and deemed advisable by the Reporting Persons Committee.

     14.  Employment and Consulting Agreements.  Anything contained in the Plan
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to the contrary notwithstanding, in the event that an employment agreement or consulting agreement entered into by the Company or a subsidiary of the Company provides that options shall be granted under the Plan to an employee or consultant on terms and conditions that differ from the terms and conditions set forth herein, the terms and conditions set forth in such employment or consulting agreement shall control.

     15.  Effective Date.  The Plan was amended and restated by the Board to be
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effective on August 15, 1996.

     16.  Miscellaneous Provisions.
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     (a) No employee or other person shall have any claim or right to be granted an option under the Plan. Determinations made by the Committee under the Plan need not be uniform and may be made selectively among eligible individuals under the Plan, whether or not such eligible individuals are similarly situated.

     (b) No participant or other person shall have any right with respect to the Plan, the Common Stock reserved for issuance under the Plan or any option, contingent or otherwise, until all the terms, conditions and provisions of the Plan and the option applicable to such recipient (and each person claiming under or through him) have been met.

     (c) No shares of Common Stock shall be issued hereunder with respect to any option unless counsel for the Company shall be satisfied that such issuance will be in compliance with

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applicable federal, state, local and foreign legal, securities exchange and other applicable requirements.

     (d) With respect to Reporting Persons, it is the intent of the Company that the Plan comply in all respects with Rule 16b-3 under the Exchange Act and that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention and that if any provision of the Plan is found not to be in compliance with Rule 16b-3, such provision shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16b-3.

     (e) The Company shall have the right to deduct from any payment made under the Plan any federal, state, local or foreign income or other taxes required by law to be withheld with respect to such payment. It shall be a condition to the obligation of the Company to issue Common Stock, other securities or property, or other forms of payment, or any combination thereof, upon exercise, settlement or payment of any option under the Plan, that the participant (or any beneficiary or person entitled to act) pay to the Company, upon its demand, such amount as may be required by the Company for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes.
If the amount requested is not paid, the Company may refuse to issue Common Stock, other securities or property, or other forms of payment, or any combination thereof. Notwithstanding anything in the Plan to the contrary, the Committee may, in its discretion, permit an eligible participant (or any beneficiary or person entitled to act) to elect to pay a portion or all of the amount requested by the Company for such taxes with respect to such option, at such time and in such manner as the Committee shall deem to be appropriate (including, but not limited to, by authorizing the Company to withhold, or agreeing to surrender to the Company on or about the date such tax liability is determinable, Common Stock, other securities or property, or other forms of payment, or any combination thereof, owned by such person or a portion of such forms of payment that would otherwise be distributed, or have been distributed, as the case may be, pursuant to such option to such person, having a fair market value equal to the amount of such taxes).

     (f) The expense of the Plan shall be borne by the Company.

     (g) By accepting any option or other benefit under the Plan, each participant and each person claiming under or through such person shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Plan by the Company or the Committee.

     (h) Unless otherwise determined by the Committee in its sole discretion, options granted prior to May 7, 1996 shall be governed by the Plan as in effect prior to such date and options granted from May 7, 1996 through August 14, 1996 shall be governed by the Plan as in effect during such period.

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